Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Rapid Link, Incorporated (the "Company") on Form 10-QSB for the fiscal quarter ended July 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John A. Jenkins, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 12, 2007	/s/ John A. Jenkins
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John A. Jenkins
Chief Executive Officer
and Chairman of the Board